                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        WEST VIRGINIA                                        55-0773918
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

 212 S. WASHINGTON STREET, P. O. BOX 130
     BERKELEY SPRINGS, WEST VIRGINIA                          25411-0130
(Address of principal executive offices)                      (Zip Code)

                                 (304) 258-1520
              (Registrant's telephone number, including area code)


Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $1.00 Par Value

Item 1. Description of Registrant's Securities to be Registered

        Incorporated by reference to the Comparison of Citizens National's and CNB Financial's Stock on pages 10-13 of the Registration Statement on Form S-4 filed with the Securities Commission on May 3, 2000, as amended (File Number 333-36186) (the "Registration Statement").



Item 2. Exhibits

        The following exhibits are filed as a part of this Registration
Statement:

        *  1.1 Articles of Incorporation of Registrant.

        *  1.2 Bylaws of Registrant.

        * Incorporated by reference to Exhibits 3.1 and 3.2 to the Registration Statement



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 17, 2000                       CNB FINANCIAL SERVICES, INC.
                                          (Registrant)

                                          By /s/ Thomas F. Rokisky
                                            -------------------------------
                                            Name: Thomas F. Rokisky
                                            Title: President and Chief Executive
                                                     Officer

                                  EXHIBIT INDEX


1.1 Articles of Incorporation to CNB Financial Services, Inc., incorporated by reference to Exhibit 3.1 to the Registration Statement.

1.2  Bylaws of CNB Financial Services, Inc., incorporated by reference to
     Exhibit 3.2 to the Registration Statement.